Phoenix Strategic Growth Fund,

a series of Phoenix Strategic Equity Series Fund

Supplement dated March 10, 2008 to the Prospectus and Statement of Additional

Information (“SAI”) dated August 31, 2007, as supplemented September 7, 2007,

September 18, 2007, October 31, 2007, November 9, 2007 and December 10, 2007

Important Notice to Investors

Effective March 10, 2008, the Phoenix Strategic Growth Fund, a series of Phoenix Strategic Equity Series Fund (“Predecessor Fund”), has been reorganized into a fund named Phoenix Strategic Growth Fund, a series of Phoenix Equity Trust (“Successor Fund”). The Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management are the same as those of its Predecessor Fund and remain unchanged.

For information about the Phoenix Strategic Growth Fund, please refer to the Phoenix Equity Trust Prospectus and SAI dated March 10, 2008.

Investors should retain this supplement with the Prospectus

and SAI for future reference.

PXP 690/SGF Reorg (03/08)